SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

TURN THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-42875	32-0456090
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
250 N. Westlake Blvd. Westlake Village, CA 91362 (818) 564-4011
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 30, 2025 (the “Effective Time”), the Securities Exchange Commission declared effective the registration statement of Turn Therapeutics Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”) on Form S-1 (File No. 333-289972), as amended (the “Registration Statement”) in connection with the direct listing of its common stock, par value $0.0001 per share (“Common Stock”), on the Nasdaq Global Market (the “Direct Listing”), pursuant to which the registered stockholders named in the Registration Statement may from time to time offer and sell up to 17,868,760 shares of Common Stock. In connection with the Direct Listing, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement. Each of the following agreements became effective as of the Effective Time.

•	On September 11, 2025, we entered into a stockholders agreement (the “Stockholders Agreement”) with our founder and Chief Executive, Bradley Burnam, and his affiliated entity, BEB Holdings, LLC (collectively, the “Holders”), pursuant to which the Holders’ consent will be required for certain corporate actions by the Company.

•	Concurrently with the Stockholders Agreement, we entered into a customary Registration Rights Agreement with the Holders (the “Registration Rights Agreement”), detailing the obligation of the Company to grant certain registration rights to the Holders.

•	Each of the Stockholders Agreement and Registration Right Agreement contains customary representations, warranties, covenants and agreements of the parties, and customary indemnification obligations of the Company.

•	On September 15, 2025, the Company entered into employment agreements with Bradley Burnam and Zuraiz Chaudhary (collectively, the “Employment Agreements”), detailing the rights and responsibilities of the employees.

The foregoing description of the Stockholders Agreement, Registration Right Agreement and Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, Registration Right Agreement and Employment Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein under “Certain Relationships and Related Party Transactions—Registration Rights Agreement” and “Certain Relationships and Related Party Transactions—Stockholders Agreement” respectively, which description is also incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, in connection with the Direct Listing and immediately after the Effective Time, Arthur Golden and Dr. Kent Kester were appointed to the board of directors of the Company (the “Board”). Mr. Golden and Dr. Kester are independent directors. Effective September 30, 2025, Mr. Golden was appointed to the Board’s Audit Committee and Nominating and Corporate Governance Committee, serving as chair of the Compensation Committee. Effective September 30, 2025, Dr. Kester was appointed to the Board’s Audit Committee and Compensation Committee. Biographical information regarding Mr. Golden and Dr. Kester has previously been reported by the Company in the Registration Statement relating to the Direct Listing under the section titled “Management” and is incorporated herein by reference.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025, in connection with the Direct Listing, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and its amended and restated bylaws (the “Bylaws”) became effective. As described in the Registration Statement, the Company’s Board and stockholders previously approved the amendment and restatement of these documents to become effective upon the effectiveness of the Registration Statement. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Registration Statement.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to the full text of (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions set forth in, and forms filed as exhibits to, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Turn Therapeutics Inc.
3.2	Amended and Restated Bylaws of Turn Therapeutics Inc.
10.1	Stockholders Agreement, dated as of September 11, 2025, by and between Turn Therapeutics Inc., BEB Holdings, LLC and Bradley Burnam.
10.2	Registration Rights Agreement, dated as of September 11, 2025, by and between Turn Therapeutics Inc., BEB Holdings, LLC and Bradley Burnam.
10.3 §	Employment Agreement with Bradley Burnam, dated as of September 15, 2025
10.4 §	Employment Agreement with Zuraiz Chaudhary, dated as of September 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

§	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURN THERAPEUTICS INC.
Date: October 2, 2025

	By:	/s/ Bradley Burnam
	Name:	Bradley Burnam
	Title:	Chief Executive Officer